UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): January 3, 2012

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Renewal of Working Capital Loan Agreement

On January 4, 2012, The Goldfield Corporation (the “Company”), and Branch Banking & Trust Company (“BB&T”) entered into a loan renewal of a $3,000,000 Loan Agreement (the “Working Capital Loan”) entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, December 29, 2009 and again on February 22, 2011, which was due and payable in full on January 5, 2012. Borrowings outstanding under the Working Capital Loan were $800,000 as of January 4, 2012. Pursuant to the loan renewal the Working Capital Loan will mature and all amounts due thereunder will be due and payable in full on January 5, 2013, unless extended by BB&T at its discretion. The Working Capital Loan provides the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes. Southeast Power Corporation, Pineapple House of Brevard, Inc. and Bayswater Development Corporation, all wholly owned subsidiaries of the Company, agreed to guarantee the Company’s obligations under any and all notes, draft, debts, obligations and liabilities or agreements evidencing any such indebtedness, obligations or liability including all renewals, extensions and modifications thereof.

Pursuant to the loan renewal described above (the “Loan Renewal”), until the Working Capital Loan matures, the Company must make monthly payments of interest to BB&T in arrears at interest rates determined and upon the terms and conditions as set forth in the Loan Renewal. Advances under the Loan Renewal will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Loan Renewal) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. All of the terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010 and February 28, 2011.

The foregoing description of the Loan Renewal does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Renewal Promissory Note and the Addendum to Renewal Promissory Note filed as Exhibit 10-1 and Exhibit 10-2, respectively, to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010 and February 28, 2011 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Renewal of Working Capital Loan Agreement,” the Company and BB&T entered into a renewal of the Working Capital Loan. The loan documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4, Exhibit 10-5 and Exhibit 10-6 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010 and February 28, 2011, and the related exhibits thereto, are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2012, the Executive Committee of the Board of Directors of the Company approved the actions of the Benefits and Compensation Committee of the Board of Directors with regard to the compensation of Stephen R. Wherry, Senior Vice President, Treasurer and Chief Financial Officer of the Company. Mr. Wherry was one of the executive officers named in the Summary Compensation Table of Goldfield’s 2011 Proxy Statement and is expected to be named in the Summary Compensation Table of Goldfield’s 2012 Proxy Statement.

2012 Base Salary Increase. The Benefits and Compensation Committee of the Board of Directors recommended to the Executive Committee of the Board of Directors of the Company, and the Executive Committee approved an increase in Mr. Wherry’s base salary from $205,560.51 to $230,000.00.

Goldfield will provide additional compensation information regarding the compensation paid to each of the named executives for the 2011 fiscal year in Goldfield’s proxy statement for the 2012 Annual Meeting of Shareholders, which is expected to be filed with the Securities and Exchange Commission in April 2012.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Renewal Promissory Note dated January 4, 2012 of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to loans of up to $3,000,000

10-2	Addendum to Renewal Promissory Note dated January 4, 2012

10-3	Loan Agreement dated January 4, 2012 relating to loans of up to $3,000,000

10-4	Modification of BB&T Security Agreement, dated January 4, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-5	Guaranty Agreement, dated January 4, 2012, between Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company

10-6	Modification of BB&T Security Agreement, dated January 4, 2012, between Southeast Power Corporation and Branch Banking and Trust Company relating to loans to The Goldfield Corporation of up to $3,000,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 9, 2012

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Renewal Promissory Note dated January 4, 2012 of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to loans of up to $3,000,000

10-2	Addendum to Renewal Promissory Note dated January 4, 2012

10-3	Loan Agreement dated January 4, 2012 relating to loans of up to $3,000,000

10-4	Modification of BB&T Security Agreement, dated January 4, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-5	Guaranty Agreement, dated January 4, 2012, between Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company

10-6	Modification of BB&T Security Agreement, dated January 4, 2012, between Southeast Power Corporation and Branch Banking and Trust Company relating to loans to The Goldfield Corporation of up to $3,000,000